EXHIBIT 3.27
STATE OF MISSOURI
[SEAL]
Robin Carnahan
Secretary of State
CERTIFICATE OF INCORPORATION
     WHEREAS,
Farmington Missouri Hospital Company, LLC
LC0735224
filed its Articles of Organization with this office on the 28th day of April, 2006, and that filing was found to conform to the Missouri Limited Liability Company Act.
     NOW, THEREFORE, I, ROBIN CARNAHAN, Secretary of State of the State of Missouri, do by virtue of the authority vested in me by law, do certify and declare that on the 28th day of April, 2006, the above entity is a Limited Liability Company, organized in this state and entitled to any rights granted to Limited Liability Companies.
IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 28th day of April, 2006.

[SEAL]

/s/ Robin Carnahan Robin Carnahan, Secretary of State

State of Missouri
Robin Carnahan, Secretary of State
Corporations Division
P. O. Box 778 / 600 W. Main Street, Room 322
Jefferson City, MO 65102
Articles of Organization
(Submit with Filing fee of $105)
     1. The name of the limited liability company is:
          Farmington Missouri Hospital Company, LLC
(Must include “Limited Liability Company,” “Limited Company,” “LC,” “L.C.” “L.L.C.” or “LLC”)
     2. The purpose(s) for which the limited liability company is organized: To transact any and all lawful business for which a limited liability company may be organized under the Missouri Limited Liability Company Act.
     3. The name and address of the limited liability company’s registered agent in Missouri is:

National Registered Agents, Inc.	300-B East High Street	Jefferson City, MO 65101

Name	Street Address: May not use P. O. Box unless street address also provided	City/State/Zip
     4. The management of the limited liability company is vested in: ☐ managers ☑ members (check one)
     5. The events, if any, on which the limited liability company is to dissolve or the number of years the limited liability company is to continue, which may be any number or perpetual: Perpetual

     (The answer to this question could cause possible tax consequences, you may wish to consult with your attorney or accountant)
     6. The name(s) and street address(es) of each organizer (P.O. Box may only be used in addition to a physical street address):
          Robin J. Keck, 7100 Commerce Way, Suite 100, Brentwood, TN 37027
     7. The effective date of this document is the date it is filed by the Secretary of State of Missouri, unless you indicate a future date, as follows:
  (Date may not be more than 90 days after the filing date in this office)
In Affirmation thereof; the facts stated above are true and correct
(The undersigned understands that false statements made in this filing are subject to the penalties provided under Section 575.040, RSMo)

/s/ Robin Keck	Robin J. Keck	4/27/06

Organizer Signature	Printed Name	Date

Organizer Signature	Printed Name	Date

Organizer Signature	Printed Name	Date

File Number: 200612111627
LC 0735224
Dated filed: 04/28/2000
Robin Carnahan
Secretary of State

Name and address to return filed document:

Name:	State of Missouri

Address	Creation — LLC/LP 1 Page(s)

City, State, and Zip Code:	[BARCODE]

T0611806566

State of Missouri
Robin Carnahan, Secretary of State
Corporations Division
P. O. Box 778 / 600 W. Main Street, Room 322
Jefferson City, MO 65102
Articles of Organization
(Submit with Filing fee of $105)
     1. The name of the limited liability company is:
          Farmington Missouri Hospital Company, LLC
(Must include “Limited Liability Company,” “Limited Company,” “LC,” “L.C.” “L.L.C.” or “LLC”)
     2. The purpose(s) for which the limited liability company is organized: To transact any and all lawful business for which a limited liability company may be organized under the Missouri Limited Liability Company Act.
     3. The name and address of the limited liability company’s registered agent in Missouri is:

National Registered Agents, Inc.	300-B East High Street	Jefferson City, MO 65101

Name	Street Address: May not use P. O. Box unless street address also provided	City/State/Zip
     4. The management of the limited liability company is vested in: ☐ managers ☑ members (check one)
     5. The events, if any, on which the limited liability company is to dissolve or the number of years the limited liability company is to continue, which may be any number or perpetual: Perpetual

     (The answer to this question could cause possible tax consequences, you may wish to consult with your attorney or accountant)
     6. The name(s) and street address(es) of each organizer (P.O. Box may only be used in addition to a physical street address):
          Robin J. Keck, 7100 Commerce Way, Suite 100, Brentwood, TN 37027
     7. The effective date of this document is the date it is filed by the Secretary of State of Missouri, unless you indicate a future date, as follows:
  (Date may not be more than 90 days after the filing date in this office)
In Affirmation thereof; the facts stated above are true and correct
(The undersigned understands that false statements made in this filing are subject to the penalties provided under Section 575.040, RSMo)

/s/ Robin Keck	Robin J. Keck	4/27/06

Organizer Signature	Printed Name	Date

Organizer Signature	Printed Name	Date

Organizer Signature	Printed Name	Date

Name and address to return filed document:

Name:

Address

City, State, and Zip Code: